SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 29, 2000


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)




         Maryland                  0-11083                      13-3147497
         -----------------------------------------------------------------
         (State or other    (Commission file No.)            (IRS Employer
          jurisdiction of                                      I.D. No.)
           incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip code)


         Registrant's telephone number, including area code 516-466-3100
                                                            ------------





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Item 2.   Acquisition or Disposition of Assets.

  On March 29, 2000 in an ordinary course of business transaction, a wholly owned subsidiary of the Registrant acquired an approximately 110,179 square foot retail center on approximately 7.8 acres located in El Paso, Texas for a consideration of approximately $14,066,000. The property was financed at closing with a $10,000,000 permanent first mortgage. The improvements consist of a one story retail building, containing approximately 102,829 square feet, and a one story outparcel building, containing approximately 7,350 square feet. The principal building is occupied by Best Buy Co., Inc., Barnes & Noble, Inc., and CompUSA, Inc.
The outparcel building is occupied by The Mattress Firm.

                                  Loan Summary
                                  ------------

LENDER:                    General Electric Capital Corporation.

PRINCIPAL
AMOUNT:                    $10,000,000.00.

INTEREST RATE:             8.03%.

TERM/MATURITY:             Term of ten years, maturing on April 1, 2010.

PAYMENTS:                  Based on a 30-year amortization schedule. The monthly
                           payment is $73,585.70.

PREPAYMENT:                No prepayment  is permitted  except during the ninety
                           day period prior to the maturity date. However, defeasance is available beginning on the earlier to occur of (1) two years after the sale of the Loan in a secondary market transaction and (2) the fourth anniversary of the closing date.

RECOURSE:                  The loan is non-recourse except for customary "carve-
                           outs" and certain environmental matters which were guaranteed by Registrant.

COMMITMENT
  FEE:                     $50,000.

                          BARNES & NOBLE LEASE SUMMARY
                          ----------------------------

TENANT: Barnes & Noble Booksellers (Texas), L.P., a Texas limited partnership, by assignment form Barnes & Noble, Inc.

LEASE DATE:                June 16, 1995.

ADDITIONAL
DOCUMENTS:                 Letter Agreement dated July 11, 1995.

PREMISES:                  30,262 square feet.

TERM: Initial term of approximately 15 years, commencing November 17, 1995 and expiring February 28, 2011.

ANNUAL RENT:               Through November 30, 2000 - $438,799.00 ($36,566.58
                           per month)
                           December 1, 2000 - November 30, 2005 - $484,192.00
                           ($40,349.33 per month)
                           December 1, 2005 - February 28, 2011 - $529,585.00
                           ($44,132.08 per month)
                           (Option) March 1, 2011 - February 28, 2016 -
                           $584,056.60 ($48,671.38 per month)
                           (Option) March  1,  2016  -  February  28,  2021  -
                           $642,462.26  ($53,538.52 per month) (Option) March 1,
                           2021 - February 28, 2026 -  $706,617.70  ($58,884.80
                           per month)

PERCENTAGE
  RENT: Payable annually and equal to (i) 3% of Tenant's gross sales for the fiscal year in excess of (ii) the fixed rent for such fiscal year.

SECURITY
  DEPOSIT:                 None.

REAL ESTATE
  TAXES: Tenant pays its proportionate share of real estate taxes. If monthly escrows for same are required by an institutional lender holding a first mortgage on the property, Tenant will deposit monthly 1/12th of its share of the then current or last determined annual real estate taxes.

MAINTENANCE
AND REPAIRS: Tenant to maintain the interior plumbing, window glass, plate glass and doors, HVAC systems and other utility systems serving the Premises , door openers and interior surfaces of the Premises. Tenant must also keep the Premises free from waste and nuisance and is responsible for pest control for the Premises.

                           Landlord must make all structural repairs (including foundation, bearing walls and roof), and must keep the roof free from leaks, maintain underground/concealed plumbing and maintain the exterior surface of outside walls and downspouts and gutters. Landlord is also responsible for termite extermination.

RENEWAL
OPTIONS: Three for 5 years each, on 180 days notice; rent during the option terms is as set forth in "annual rent" above. If Tenant fails to give such notice, its option nevertheless remains in effect until 15 days after Landlord delivers to Tenant a reminder notice.

UTILITIES:                 All charges are paid by Tenant.

                             BEST BUY LEASE SUMMARY
                             ----------------------

TENANT:                    Best Buy Stores, L.P.,a Delaware limited partnership.

GUARANTOR:                 Best Buy Co., Inc., pursuant to Guarantee dated as
                           of January 18, 1999.

LEASE DATE:                As of January 18, 1999.

ADDITIONAL
DOCUMENTS:                 Letter dated September 16,1999 regarding Commencement
                           Date and Expiration Date.

PREMISES:                  46, 066 square feet (rent, however, is calculated on
                           45,974 square feet).

TERM: Initial term of approximately 15 years, commencing September 12, 1999 and expiring January 31, 2015.

ANNUAL RENT:               Through January 31, 2010 - $482,727.00 ($40,227.25
                           per month)
                           February 1, 2010 - January 31, 2015 - $517,207.56
                           ($43,100.63 per month)
                           (Option) February 1, 2015 - January 31, 2020 -
                           $540,194.52 ($45,016.21 per month)
                           (Option) February 1, 2020 - January 31, 2025 -
                           $563,181.48 ($46,931.79 per month)
                           (Option) February 1, 2025 - January 31, 2030 -
                           $586,168.56 ($48,847.38 per month)

SECURITY
   DEPOSIT:                None.

REAL ESTATE
TAXES: Tenant pays its proportionate share of the real estate taxes.

MAINTENANCE
AND REPAIRS: Tenant to make all non-structural interior repairs and routine maintenance (but only if less than $1,000 per repair per year) of the HVAC and other systems serving the Premises exclusively. Tenant is also responsible for all damage caused, or repair necessitated, by its construction of tenant improvements, replacement of the roof or other structural improvements, for one year after the commencement date.

                           Landlord must maintain the common areas and make all structural repairs, keep the Premises watertight, and shall maintain, repair and replace the exterior of the Premises (including the roof, roof membranes, walls, foundations, gutters, parking and drive areas, utility lines from the point of connection to the Premises to the main line, and downspouts). Landlord to replace obsolete or unrepairable HVAC, plumbing, gas, electrical and other similar systems (and components thereof) servicing all or part of the Premises and all repairs to same costing in excess of $1,000 per repair during the first 5 lease years (Tenant is responsible for same thereafter, and at expiration of the lease Landlord must pay Tenant the unamortized costs of such replacement amortized over a 10 year period). Tenant, however, is responsible for any damage caused by or repair necessitated by its construction of its improvements, its roof replacement or other structural improvements for the first year.

                           Landlord  to  make  any   modifications   or  repairs
                           necessitated by reasons "other than Tenant's peculiar use".

RENEWAL
OPTIONS: Three for 5 years each, on 180 days notice; rent during the option terms is as set forth in "annual rent" above. If Tenant fails to give such notice, its option nevertheless remains in effect until 30 days after Landlord delivers to Tenant a reminder notice.

UTILITIES:                 All charges are paid by Tenant.

                              COMPUSA LEASE SUMMARY
                              ---------------------

TENANT:                    CompUSA Stores L.P., by assignment from CompUSA Inc.

LEASE DATE:                August 25, 1995.

ADDITIONAL
DOCUMENTS:                 Letter dated January 19, 1999.

PREMISES:                  26,593 square feet.

TERM: Initial term of approximately 20 years, commencing December 8, 1995 and expiring December 31, 2015.

ANNUAL RENT:               Through December 31, 2000 - $345,709.00 ($28,809.08
                           per month)
                           January 1, 2001 - December 31, 2005 - $389,055.59
                           ($32,421.30 per month)
                           January 1, 2006 - December 31, 2010 - $437,720.78
                           ($36,476.73 per month)
                           January 1, 2011 - December 31, 2015 - $492,502.36
                           ($41,041.86 per month)
                           (Option) January 1, 2016 - December 31, 2020 -
                           $554,198.12 ($46,183.18 per month)
                           (Option) January 1, 2021 - December 31, 2025 -
                           $623,605.85 ($51,967.15 per month)
                           (Option) January 1, 2026 - December 31, 2030 -
                           $701,523.24 ($58,460.28 per month)
                           (Option) January 1, 2031 - December 31, 2035 -
                           $789,280.24 ($65,773.35 per month)

SECURITY
  DEPOSIT:                 None.

REAL ESTATE
TAXES: Tenant pays its proportionate share of the real estate.

MAINTENANCE
AND REPAIRS:               Tenant to maintain the interior of the Premises, its
                           signage,all systems serving the Premises exclusively, and all glass and doors.

                           Landlord must maintain the exterior of the building, roof system, foundation system, exterior walls and structure.

RENEWAL
OPTIONS: Four for 5 years each, on 210 days notice. Rent during the option terms is as set forth above. If Tenant fails to give a notice, its option nevertheless remains in effect until 30 days after Landlord delivers to Tenant a reminder notice.

UTILITIES:                 All charges are paid by Tenant.


                           MATTRESS FIRM LEASE SUMMARY
                           ---------------------------

TENANT:                    Mattress Venture, L.P. d/b/a The Mattress Firm.

DATE:                      August 15, 1997.

PREMISES:                  Approximately 7,350 square feet of space.

TERM:                      Original term runs October 31, 1997 through October
                           31, 2002.

ANNUAL RENT:               Through October 31, 2002 - $107,970.00 ($8,997.50
                           per month)
                           (Option)  November  1,  2002  -  October  31,  2007 -
                           $121,658.40  ($10,138.20 per month)
                           (Option) November 1, 2007 - October 31, 2012 -
                           $137,103.60 ($11,425.30 per month)

SECURITY
  DEPOSIT:                 None.

REAL ESTATE
TAXES: Tenant pays its prorata share of the real estate taxes in 1/12th monthly installments with minimum rent, subject to year-end reconciliation. Tenant also pays all taxes levied against its personal property and trade fixtures. Tenant currently is paying $465.50 per month.

MAINTENANCE
AND REPAIRS: Tenant to maintain the Premises, keep the sidewalks, service-ways and loading areas adjacent thereto neat, clean and free of rubbish at all times, and arrange for garbage pickup at its own expense.

                           Landlord to maintain in good repair the foundation, exterior walls (excluding plate glass windows, doors, door closure devices and other exterior openings, window and door frames, ceiling, molding, locks and hardware, special store fronts, lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures, signs, placards, decorations and advertising media and interior painting or other treatment of exterior walls) and roof of the Premises.

RENEWAL
OPTIONS: Two for 5 years each, on 180 days notice. Rent during the option terms is as set forth in above.

UTILITIES:                 Tenant pays all charges for utilities.


Item 7.   Financial Statements

         Financial statements relating to the acquisition described in Item 2 have not been included in this report and will be filed prior to May 28, 2000.